Exhibit 99.3
Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

The following unaudited schedules are presented in order to provide unaudited pro forma combined historical financial and operating data for Frontier Communications Corporation (Frontier), including financial and operating data for the properties acquired from Verizon Communications Inc. (Verizon) on July 1, 2010 in a merger transaction.  The unaudited financial and operating data for the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 represent actual information for the third and fourth quarters of 2010 and the first, second and third quarters of 2011.

The unaudited pro forma combined statements of operations information, which have been prepared for the three months ended December 31, 2009, March 31, 2010 and June 30, 2010, give effect to the transactions and other events as if they had occurred on January 1, 2009.  The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the beginning of each period presented.  The pro forma information assumes that the debt of Verizon's Separate Telephone Operations (VSTO or the Acquired Properties) was assumed by Frontier as of January 1, 2009, the Frontier common stock was issued to Verizon shareholders as of January 1, 2009 and the Frontier annual cash dividend policy was $0.75 per share in 2009 and 2010.

Frontier is considered the accounting acquirer.  The historical quarterly financial information of Frontier and VSTO prior to July 1, 2010 has been adjusted to give effect to events that are directly attributable to the transactions and factually supportable and, in the case of the statements of operations information, that are expected to have a continuing impact.  Pro Forma adjustments were made:  to adjust the historical pension and other postretirement employee benefit obligations retained by Verizon; to conform the bad debt expense classification of VSTO to Frontier's policy; to remove acquisition, integration and realignment expenditures; to include interest expense on $3.2 billion of notes assumed by Frontier in the acquisition; to include amortization of acquired customer assets, and to exclude interest charged to VSTO by Verizon.

Note: All amounts in the attached schedules for the third quarter of 2011 have been shaded. Additionally, any other new or revised amounts that have been included in these schedules have been shaded.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

									Actual		Actual		Actual		Actual		Actual
	December 31,			March 31,			June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions, except	2009		Var.	2010		Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011
per share amounts)

Income Statement Data
Revenue	$1,454		$2	$1,456		$(22)	$1,434	$(31)	$1,403	$(44)	$1,359	$(12)	$1,347	$(25)	$1,322	$(31)	$1,291
Costs and expenses (1)	799		(22)	777		18	795	34	829	(63)	766	(21)	745	(20)	725	34	759
Depreciation and amortization	345		(1)	344		2	346	(6)	340	13	353	(2)	351	8	359	(7)	352
Total operating expenses	1,144		(23)	1,121		20	1,141	28	1,169	(50)	1,119	(23)	1,096	(12)	1,084	27	1,111

Operating income	310		25	335		(42)	293	(59)	234	6	240	11	251	(13)	238	(58)	180
Investment and other income (loss), net	(52)	(2)	59	7		3	10	(7)	3	(2)	1	8	9	(9)	-	1	1
Interest expense	170		(5)	165		1	166	1	167	1	168	(1)	167	-	167	(1)	166
Income before income taxes	88		89	177		(40)	137	(67)	70	3	73	20	93	(22)	71	(56)	15
Income tax expense (benefit)	35		50	85	(3)	(38)	47	(7)	40	(14)	26	11	37	-	37	(44)	(7)
Net income	$53		$39	$92		$(2)	$90	$(60)	$30	$17	$47	$9	$56	$(22)	$34	$(12)	$22

Weighted average shares outstanding	989		-	989		-	989	-	989	1	990	-	990	(1)	989	1	990

Basic net income per share attributable to common shareholders of Frontier	$0.05		$0.04	$0.09		$-	$0.09	$(0.06)	$0.03	$0.02	$0.05	$-	$0.05	$(0.02)	$0.03	$(0.01)	$0.02

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)	Includes premium on debt repurchases of $54 million ($34 million or $0.03 per share after tax).
(3)	Includes tax expense of $21 million related to the impact of health care reform legislation enacted in March 2010.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and was subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

Selected Income Statement Data
Revenue
Local and long distance services	$760	$(38)	$722	$(13)	$709	$(20)	$689	$(27)	$662	$(27)	$635	$(17)	$618	$(12)	$606
Data and internet services	459	(1)	458	5	463	(10)	453	-	453	6	459	3	462	(4)	458
Other	45	41	86	2	88	5	93	(10)	83	4	87	(3)	84	(5)	79
Customer revenue	1,264	2	1,266	(6)	1,260	(25)	1,235	(37)	1,198	(17)	1,181	(17)	1,164	(21)	1,143
Switched access and subsidy	190	-	190	(16)	174	(6)	168	(7)	161	5	166	(8)	158	(10)	148
Total revenue	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291

Expenses
Costs and expenses (1)	799	(22)	777	18	795	34	829	(63)	766	(21)	745	(20)	725	34	759
Depreciation and amortization	345	(1)	344	2	346	(6)	340	13	353	(2)	351	8	359	(7)	352
Total operating expenses	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119	(23)	1,096	(12)	1,084	27	1,111

Operating Income	$310	$25	$335	$(42)	$293	$(59)	$234	$6	$240	$11	$251	$(13)	$238	$(58)	$180

Other Financial Data
Adjusted operating income (2)	$378	$(25)	$353	$(44)	$309	$22	$331	$(62)	$269	$6	$275	$-	$275	$(18)	$257
Adjusted operating income %	26.0%	-1.8%	24.2%	-2.7%	21.5%	2.1%	23.6%	-3.8%	19.8%	0.6%	20.4%	0.4%	20.8%	-0.9%	19.9%
Operating cash flow, as adjusted (2)	$723	$(26)	$697	$(42)	$655	$16	$671	$(49)	$622	$4	$626	$8	$634	$(25)	$609
Operating cash flow %, as adjusted	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%	0.7%	46.5%	1.4%	47.9%	-0.7%	47.2%
Free cash flow (2)	$300	$57	$357	$(72)	$285	$54	$339	$(126)	$213	$40	$253	$(22)	$231	$33	$264
Dividends (3)	$186	$-	$186	$-	$186	$-	$186	$-	$186	$1	$187	$-	$187	$-	$187
Dividend payout ratio (3)	62.0%	-9.9%	52.1%	13.2%	65.3%	-10.3%	55.0%	32.5%	87.5%	-13.7%	73.8%	6.8%	80.6%	-9.9%	70.7%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)	A reconciliation to this measure is presented on pages 5 and 6.
(3)	Assumes annual cash dividend of $0.75 per common share.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and was subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions of dollars)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

Other Financial Data

Revenue:
Residential	673	(18)	655	(10)	645	(15)	630	(23)	607	(22)	585	(14)	571	(15)	556
Business	591	20	611	4	615	(10)	605	(14)	591	5	596	(3)	593	(6)	587
Total customer revenue	1,264	2	1,266	(6)	1,260	(25)	1,235	(37)	1,198	(17)	1,181	(17)	1,164	(21)	1,143
% of total revenue	87%	0%	87%	1%	88%	0%	88%	0%	88%	0%	88%	0%	88%	1%	89%
Switched Access Revenue	105	(2)	103	(6)	97	(9)	88	(6)	82	5	87	(2)	85	(11)	74
Federal Subsidies	47	(1)	46	(11)	35	8	43	-	43	(2)	41	(5)	36	2	38
State Subsidies	7	-	7	-	7	3	10	1	11	(1)	10	1	11	-	11
Surcharges	31	3	34	1	35	(8)	27	(2)	25	3	28	(2)	26	(1)	25
Total regulatory revenue	190	-	190	(16)	174	(6)	168	(7)	161	5	166	(8)	158	(10)	148
% of total revenue	13%	0%	13%	-1%	12%	0%	12%	0%	12%	0%	12%	0%	12%	-1%	11%
Total revenue	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291

Capital expenditures:
Base wireline operations	174	(59)	115	29	144	(5)	139	72	211	(18)	193	13	206	11	217
Fiber optic	35	(14)	21	(3)	18	2	20	(2)	18	(8)	10	(5)	5	-	5
Subtotal	209	(73)	136	26	162	(3)	159	70	229	(26)	203	8	211	11	222
Integration	22	8	30	3	33	(17)	16	3	19	(13)	6	7	13	31	44
Total	231	(65)	166	29	195	(20)	175	73	248	(39)	209	15	224	42	266

Frontier Communications Corporation
Pro Forma Combined Historical Financial and Operating Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions, except operating data)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

Other Financial and Operating Data

Access lines:
Residential	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670	(113,960)	3,521,710	(92,799)	3,428,911	(84,153)	3,344,758
Business	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254	(26,303)	2,060,951	(31,850)	2,029,101
Total access lines	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718	(136,754)	5,608,964	(119,102)	5,489,862	(116,003)	5,373,859

Residential customer metrics:
Customers	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306	(86,347)	3,251,959	(77,044)	3,174,915
Revenue	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607	$(22)	$585	$(14)	$571	$(15)	$556
Average monthly residential revenue per customer
(ARPU)	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94	$(0.48)	$57.46	$0.35	$57.81	$(0.18)	$57.63
Customer monthly churn	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%	0.15%	1.79%	-0.13%	1.66%	0.06%	1.72%
Products per residential customer (1)	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30	0.05	2.35	0.05	2.40	0.04	2.44

Business customer metrics:
Customers	NA		NA		NA		354,233	(10,410)	343,823	(10,427)	333,396	(6,633)	326,763	(7,384)	319,379
Revenue	$591	$20	$611	$4	$615	$(10)	$605	$(14)	$591	$5	$596	$(3)	$593	$(6)	$587
Average monthly business revenue per customer (ARPU)	NA		NA		NA		$565.06	$(0.28)	$564.78	$21.70	$586.48	$12.25	$598.73	$7.22	$605.95

Other data:
Employees	NA		NA		14,800	(42)	14,758	40	14,798	102	14,900	30	14,930	324	15,254
High-Speed Internet (HSI) subscribers (2)	1,711,988	16,321	1,728,309	(12,855)	1,715,454	(3,543)	1,711,911	7,048	1,718,959	11,377	1,730,336	8,334	1,738,670	16,172	1,754,842
Video subscribers	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446	14,958	546,404	7,814	554,218	2,334	556,552
Switched access minutes of use (in millions)	5,774	105	5,879	(973)	4,906	440	5,346	(248)	5,098	(98)	5,000	(215)	4,785	(159)	4,626
Average monthly total revenue per access line	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98	$1.09	$79.07	$0.35	$79.42	$(0.20)	$79.22
Average monthly customer revenue per access line	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77	$0.54	$69.31	$0.63	$69.94	$0.20	$70.14

(1)
Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Secure, second lines, feature packages and dial-up have a value of 0.5. Acquired properties did not have Frontier Secure.

(2)	Revised from the previously disclosed amounts to include wireless data customers.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

			For the					For the
			year ended			Actual	Actual	year ended	Actual	Actual	Actual
		December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
	(Amounts in millions)	2009	2009	2010	2010	2010	2010	2010	2011	2011	2011

	Net Income to Free Cash Flow

	Net income	$53	$433	$92	$90	$30	$47	$259	$56	$34	$22

	Add back:
	Depreciation and amortization	345	1,505	344	346	340	353	1,383	351	359	352
	Income tax expense (benefit)	35	241	85	47	40	26	198	37	37	(7)
	Pension/OPEB costs (non-cash)	67	86	18	15	12	16	61	11	6	6
	Stock-based compensation	2	9	3	2	5	5	15	4	4	3
	Acquisition and integration costs	-	-	-	-	78	11	89	13	20	67

	Subtract:
	Cash paid (received) for income taxes (refunds) (1)	47	248	44	43	5	16	108	9	18	(44)
	Other income, net	(54)	(40)	5	10	2	-	17	7	-	1
	Capital expenditures - Business operations	209	789	136	162	159	229	686	203	211	222
	Free cash flow	$300	$1,277	$357	$285	$339	$213	$1,194	$253	$231	$264

(1)	Cash paid for income taxes in 2009 for the acquired properties was allocated evenly across all four quarters of 2009. Actual amounts for 2010 were not available and have been estimated.

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and was subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Reconciliation of Non-GAAP Financial Measures
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

		For the					For the
		year ended			Actual	Actual	year ended	Actual	Actual	Actual
	December 31,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Amounts in millions)	2009	2009	2010	2010	2010	2010	2010	2011	2011	2011

Operating Cash Flow and
Operating Cash Flow Margin

Operating income	$310	$1,373	$335	$293	$234	$240	$1,102	$251	$238	$180

Add back:
Depreciation and amortization	345	1,505	344	346	340	353	1,383	351	359	352
Operating cash flow	$655	$2,878	$679	$639	$574	$593	$2,485	$602	$597	$532
Adjustments:
Non-cash pension/OPEB costs	67	86	18	15	12	16	61	11	6	6
Severance and early retirement costs	1	4	-	1	7	2	10	-	11	4
Acquisition and integration costs	-	-	-	-	78	11	89	13	20	67
Operating income, as adjusted	$378	$1,463	$353	$309	$331	$269	$1,262	$275	$275	$257
Operating cash flow, as adjusted	$723	$2,968	$697	$655	$671	$622	$2,645	$626	$634	$609

Revenue	$1,454	$6,071	$1,456	$1,434	$1,403	$1,359	$5,652	$1,347	$1,322	$1,291

Operating income margin
(Operating income divided by revenue)	21.3%	22.6%	23.0%	20.4%	16.7%	17.6%	19.5%	18.6%	18.0%	14.0%

Operating income margin, as adjusted	26.0%	24.1%	24.2%	21.5%	23.6%	19.8%	22.3%	20.4%	20.8%	19.9%

Operating cash flow margin
(Operating cash flow divided by revenue)	45.0%	47.4%	46.6%	44.6%	40.9%	43.6%	44.0%	44.7%	45.2%	41.2%

Operating cash flow margin, as adjusted	49.7%	48.9%	47.9%	45.7%	47.9%	45.8%	46.8%	46.5%	47.9%	47.2%

Note: Refer to the cover page for explanatory notes which are an integral part of the pro forma combined historical financial data. The unaudited pro forma financial information makes certain assumptions for illustrative purposes and was subject to change based on the final results of the third-party valuation of the acquired assets and other factors.

Frontier Communications Corporation
Pro Forma Combined Historical Financial Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions of dollars)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011 (2)

Revenue:
Legacy Frontier	521	(1)	520	(4)	516	(3)	513	(12)	501	4	505	(8)	497	(7)	490
Acquired properties	933	3	936	(18)	918	(28)	890	(32)	858	(16)	842	(17)	825	(24)	801
Total revenue	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291

Cash operating expenses
Legacy Frontier	236	3	239	(2)	237	16	253	1	254	(4)	250	(4)	246	NA	NA
Acquired properties (1)	495	25	520	22	542	(63)	479	3	482	(12)	470	(28)	442	NA	NA
Total cash operating expenses	731	28	759	20	779	(47)	732	4	736	(16)	720	(32)	688	(6)	682

Operating cash flow, as adjusted
Legacy Frontier	285	(4)	281	(2)	279	(19)	260	(14)	246	8	254	(3)	251	NA	NA
%	54.7%	-0.7%	54.0%	0.0%	54.0%	-3.2%	50.8%	-1.7%	49.1%	1.3%	50.4%	0.1%	50.5%	NA	NA
Acquired properties	438	(22)	416	(40)	376	35	411	(35)	376	(4)	372	11	383	NA	NA
%	46.9%	-2.5%	44.4%	-3.4%	41.0%	5.2%	46.2%	-2.4%	43.8%	0.4%	44.2%	2.2%	46.4%	NA	NA
Total operating cash flow, as adjusted	723	(26)	697	(42)	655	16	671	(49)	622	4	626	8	634	(25)	609
%	49.7%	-1.8%	47.9%	-2.2%	45.7%	2.2%	47.9%	-2.1%	45.8%	0.7%	46.5%	1.4%	47.9%	-0.7%	47.2%

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)	Information is not available (NA) to segregate Cash operating expenses between Legacy Frontier and Acquired properties.

Frontier Communications Corporation
Pro Forma Combined Historical Revenue Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions of dollars)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011
Revenue:
Residential revenue:
Legacy Frontier	218	2	220	1	221	(2)	219	(5)	214	(2)	212	(3)	209	(5)	204
Acquired properties	455	(20)	435	(11)	424	(13)	411	(18)	393	(20)	373	(11)	362	(10)	352
Total residential revenue	673	(18)	655	(10)	645	(15)	630	(23)	607	(22)	585	(14)	571	(15)	556

Business revenue:
Legacy Frontier	212	(1)	211	4	215	(2)	213	(4)	209	5	214	-	214	(1)	213
Acquired properties	379	21	400	-	400	(8)	392	(10)	382	-	382	(3)	379	(5)	374
Total business revenue	591	20	611	4	615	(10)	605	(14)	591	5	596	(3)	593	(6)	587

Regulatory revenue:
Switched access revenue
Legacy Frontier	61	(1)	60	(3)	57	(6)	51	(3)	48	1	49	(1)	48	(5)	43
Acquired properties	44	(1)	43	(3)	40	(3)	37	(3)	34	4	38	(1)	37	(6)	31
Total switched access revenue	105	(2)	103	(6)	97	(9)	88	(6)	82	5	87	(2)	85	(11)	74

Federal subsidy revenue
Legacy Frontier	19	(2)	17	(7)	10	8	18	-	18	(1)	17	(3)	14	3	17
Acquired properties	28	1	29	(4)	25	-	25	-	25	(1)	24	(2)	22	(1)	21
Total Federal USF revenue	47	(1)	46	(11)	35	8	43	-	43	(2)	41	(5)	36	2	38

State subsidy revenue
Legacy Frontier	2	-	2	-	2	-	2	-	2	-	2	-	2	1	3
Acquired properties	5	-	5	-	5	3	8	1	9	(1)	8	1	9	(1)	8
Total State USF revenue	7	-	7	-	7	3	10	1	11	(1)	10	1	11	-	11

Surcharges revenue
Legacy Frontier	9	1	10	1	11	(1)	10	(1)	9	2	11	(1)	10	-	10
Acquired properties	22	2	24	-	24	(7)	17	(1)	16	1	17	(1)	16	(1)	15
Total surcharges revenue	31	3	34	1	35	(8)	27	(2)	25	3	28	(2)	26	(1)	25

Total regulatory revenue	190	-	190	(16)	174	(6)	168	(7)	161	5	166	(8)	158	(10)	148

Total revenue:
Legacy Frontier	521	(1)	520	(4)	516	(3)	513	(12)	501	4	505	(8)	497	(7)	490
Acquired properties	933	3	936	(18)	918	(28)	890	(32)	858	(16)	842	(17)	825	(24)	801
Total revenue	1,454	2	1,456	(22)	1,434	(31)	1,403	(44)	1,359	(12)	1,347	(25)	1,322	(31)	1,291

Frontier Communications Corporation
Pro Forma Combined Historical Operating Expenses Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions of dollars)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var. (2)	2011 (2)

Operating expenses:
Cash other operating expenses
Legacy Frontier	236	3	239	(2)	237	16	253	1	254	(4)	250	(4)	246	NA	NA
Acquired properties (1)	495	25	520	22	542	(63)	479	3	482	(12)	470	(28)	442	NA	NA
Total cash other operating expenses	731	28	759	20	779	(47)	732	4	736	(16)	720	(32)	688	(6)	682

Non-cash other operating expenses
Legacy Frontier	11	(3)	8	(3)	5	73	78	(61)	17	-	17	2	19	NA	NA
Acquired properties	57	(47)	10	1	11	8	19	(6)	13	(5)	8	10	18	NA	NA
Total non-cash other operating expenses	68	(50)	18	(2)	16	81	97	(67)	30	(5)	25	12	37	40	77

Other operating expenses
Legacy Frontier	247	-	247	(5)	242	89	331	(60)	271	(4)	267	(2)	265	NA	NA
Acquired properties	552	(22)	530	23	553	(55)	498	(3)	495	(17)	478	(18)	460	NA	NA
Total other operating expenses	799	(22)	777	18	795	34	829	(63)	766	(21)	745	(20)	725	34	759

Depreciation and Amortization
Legacy Frontier	103	(2)	101	(1)	100	(2)	98	2	100	-	100	(1)	99	(1)	98
Acquired properties	242	1	243	3	246	(4)	242	11	253	(2)	251	9	260	(6)	254
Total depreciation and amortization	345	(1)	344	2	346	(6)	340	13	353	(2)	351	8	359	(7)	352

Total operating expenses
Legacy Frontier	350	(2)	348	(6)	342	87	429	(58)	371	(4)	367	(3)	364	NA	NA
Acquired properties	794	(21)	773	26	799	(59)	740	8	748	(19)	729	(9)	720	NA	NA
Total operating expenses	1,144	(23)	1,121	20	1,141	28	1,169	(50)	1,119	(23)	1,096	(12)	1,084	27	1,111

(1)
Sequential quarterly changes in Costs and Expenses of the acquired properties are impacted by variations in employee and contractor levels at the acquired properties prior to closing on July 1, 2010, including an increase in employees and contractors in the first six months of 2010.

(2)		Information is not available (NA) to segregate Other operating expenses between Legacy Frontier and Acquired properties.

Frontier Communications Corporation
Pro Forma Combined Historical Capital Expenditures Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions of dollars)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

Capital Expenditures
(excluding integration):
Legacy Frontier	69	(29)	40	13	53	2	55	24	79	(25)	54	(12)	42	(5)	37
% of revenue	13%	-5%	8%	2%	10%	1%	11%	5%	16%	-5%	11%	-3%	8%	0%	8%
Acquired properties	140	(44)	96	13	109	(5)	104	46	150	(1)	149	20	169	16	185
% of revenue	15%	-5%	10%	2%	12%	0%	12%	5%	17%	1%	18%	2%	20%	3%	23%
Total capital expenditures	209	(73)	136	26	162	(3)	159	70	229	(26)	203	8	211	11	222
% of revenue	14%	-5%	9%	2%	11%	0%	11%	6%	17%	-2%	15%	1%	16%	1%	17%

Frontier Communications Corporation
Pro Forma Combined Historical Residential Customer Metrics Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
(Amounts in millions, except operating data)	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

Residential customer metrics:
Customers -
Legacy Frontier	1,254,508	(24,082)	1,230,426	(23,827)	1,206,599	(20,780)	1,185,819	(22,058)	1,163,761	(21,024)	1,142,737	(19,231)	1,123,506	(19,348)	1,104,158
Acquired properties	2,621,276	(77,884)	2,543,392	(96,657)	2,446,735	(94,459)	2,352,276	(70,844)	2,281,432	(85,863)	2,195,569	(67,116)	2,128,453	(57,696)	2,070,757
Total residential customers	3,875,784	(101,966)	3,773,818	(120,484)	3,653,334	(115,239)	3,538,095	(92,902)	3,445,193	(106,887)	3,338,306	(86,347)	3,251,959	(77,044)	3,174,915

Revenue -
Legacy Frontier	$218	$2	$220	$1	$221	$(2)	$219	$(5)	$214	$(2)	$212	$(3)	$209	$(5)	$204
Acquired properties	455	(20)	435	(11)	424	(13)	411	(18)	393	(20)	373	(11)	362	(10)	352
Total residential revenue	$673	$(18)	$655	$(10)	$645	$(15)	$630	$(23)	$607	$(22)	$585	$(14)	$571	$(15)	$556

ARPU -
Legacy Frontier	$57.52	$1.61	$59.13	$1.31	$60.44	$0.59	$61.03	$(0.29)	$60.74	$0.43	$61.17	$(0.01)	$61.16	$(0.14)	$61.02
Acquired properties	$56.83	$(0.76)	$56.07	$0.57	$56.64	$0.49	$57.13	$(0.61)	$56.52	$(0.96)	$55.56	$0.50	$56.06	$(0.22)	$55.84
Total residential ARPU	$57.05	$0.01	$57.06	$0.83	$57.89	$0.54	$58.43	$(0.49)	$57.94	$(0.48)	$57.46	$0.35	$57.81	$(0.18)	$57.63

Percent of customers on price protection plans -
Legacy Frontier	53.3%	2.0%	55.3%	1.5%	56.8%	0.8%	57.6%	0.8%	58.4%	0.6%	59.0%	1.5%	60.5%	1.5%	62.0%

Customer monthly churn -
Legacy Frontier	1.41%	-0.04%	1.37%	0.00%	1.37%	0.02%	1.39%	-0.03%	1.36%	-0.01%	1.35%	-0.01%	1.34%	0.08%	1.42%
Acquired properties	2.31%	-0.21%	2.10%	0.21%	2.31%	-0.18%	2.13%	-0.35%	1.78%	0.23%	2.01%	-0.18%	1.83%	0.05%	1.88%
Total residential customer monthly churn	2.02%	-0.16%	1.86%	0.15%	2.01%	-0.13%	1.88%	-0.24%	1.64%	0.15%	1.79%	-0.13%	1.66%	0.06%	1.72%

Products per residential customer - (1)
Legacy Frontier	2.54	-	2.54	0.03	2.57	0.01	2.58	0.02	2.60	0.04	2.64	0.03	2.67	0.03	2.70
Acquired properties	1.99	0.02	2.01	0.05	2.06	0.04	2.10	0.05	2.15	0.05	2.20	0.06	2.26	0.03	2.29
Total products per residential customer	2.16	0.03	2.19	0.04	2.23	0.03	2.26	0.04	2.30	0.05	2.35	0.05	2.40	0.04	2.44

(1)
Products per residential customer: primary residential voice line, HSI and video products have a value of 1. Long distance, Frontier Secure, second lines, feature packages and dial-up have a value of 0.5. Acquired properties did not have Frontier Secure.

Frontier Communications Corporation
Pro Forma Combined Historical Business Customer Metrics Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

								Actual			Actual			Actual			Actual			Actual
		December 31,		March 31,		June 30,		September 30,			December 31,			March 31,			June 30,			September 30,
(Amounts in millions,		2009	Var.	2010	Var.	2010	Var.	2010		Var.	2010		Var.	2011		Var.	2011		Var.	2011
	except operating data)

Business customer metrics:
	Customers -
	Legacy Frontier	140,763	(2,540)	138,223	305	138,528	(1,072)	137,456		(1,973)	135,483		(2,832)	132,651		(832)	131,819		(1,765)	130,054
	Acquired properties (1)	NA		NA		NA		222,906		(8,550)	214,356		(7,836)	206,520		(5,593)	200,927		(6,231)	194,696
	Total business customers	NA		NA		NA		354,233	(2)	(10,410)	343,823	(2)	(10,427)	333,396	(2)	(6,633)	326,763	(2)	(7,384)	319,379

	Revenue -
	Legacy Frontier	$212	$(1)	$211	$4	$215	$(2)	$213		$(4)	$209		$5	$214		$-	$214		$-	$214
	Acquired properties	379	21	400	-	400	(8)	392		(10)	382		-	382		(3)	379		(6)	373
	Total business revenue	$591	$20	$611	$4	$615	$(10)	$605		$(14)	$591		$5	$596		$(3)	$593		$(6)	$587

	ARPU -
	Legacy Frontier	$492.22	$11.19	$503.41	$14.30	$517.71	$(4.30)	$513.41		$(2.45)	$510.96		$20.63	$531.59		$7.75	$539.34		$4.51	$543.85
	Acquired properties (1)	NA		NA		NA		$581.05		$1.65	$582.70		$22.32	$605.02		$14.99	$620.01		$9.65	$629.66
	Total business ARPU	NA		NA		NA		$565.06		$(0.28)	$564.78		$21.70	$586.48		$12.25	$598.73		$7.22	$605.95

(1)	Business customer metrics for the acquired properties is not available for prior periods.
(2)
Total amount reflects the removal of duplicate customer accounts of 6,129, 6,016, 5,775, 5,983 and 5,371 that overlap Legacy Frontier and Acquired properties as of September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively.

Frontier Communications Corporation
Pro Forma Combined Historical Access Lines Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

Access lines:
Residential -
Legacy Frontier	1,349,510	(26,845)	1,322,665	(26,194)	1,296,471	(23,299)	1,273,172	(24,778)	1,248,394	(23,428)	1,224,966	(21,652)	1,203,314	(21,466)	1,181,848
Acquired properties	2,745,080	(84,329)	2,660,751	(102,081)	2,558,670	(96,682)	2,461,988	(74,712)	2,387,276	(90,532)	2,296,744	(71,147)	2,225,597	(62,687)	2,162,910
Total residential access lines	4,094,590	(111,174)	3,983,416	(128,275)	3,855,141	(119,981)	3,735,160	(99,490)	3,635,670	(113,960)	3,521,710	(92,799)	3,428,911	(84,153)	3,344,758

Business -
Legacy Frontier	768,002	(7,855)	760,147	(4,599)	755,548	(5,511)	750,037	(8,957)	741,080	(7,666)	733,414	(5,890)	727,524	(6,431)	721,093
Acquired properties	1,448,057	(24,824)	1,423,233	(24,672)	1,398,561	(12,846)	1,385,715	(16,747)	1,368,968	(15,128)	1,353,840	(20,413)	1,333,427	(25,419)	1,308,008
Total business access lines	2,216,059	(32,679)	2,183,380	(29,271)	2,154,109	(18,357)	2,135,752	(25,704)	2,110,048	(22,794)	2,087,254	(26,303)	2,060,951	(31,850)	2,029,101

Total -
Legacy Frontier	2,117,512	(34,700)	2,082,812	(30,793)	2,052,019	(28,810)	2,023,209	(33,735)	1,989,474	(31,094)	1,958,380	(27,542)	1,930,838	(27,897)	1,902,941
Acquired properties	4,193,137	(109,153)	4,083,984	(126,753)	3,957,231	(109,528)	3,847,703	(91,459)	3,756,244	(105,660)	3,650,584	(91,560)	3,559,024	(88,106)	3,470,918
Total access lines	6,310,649	(143,853)	6,166,796	(157,546)	6,009,250	(138,338)	5,870,912	(125,194)	5,745,718	(136,754)	5,608,964	(119,102)	5,489,862	(116,003)	5,373,859

Frontier Communications Corporation
Pro Forma Combined Historical Other Operating Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

HSI subscribers
Legacy Frontier: (1)
DSL	635,947	8,113	644,060	3,427	647,487	3,244	650,731	1,435	652,166	3,215	655,381	3,325	658,706	3,822	662,528
Wireless data customers	16,739	595	17,334	1,544	18,878	1,428	20,306	1,486	21,792	866	22,658	692	23,350	1,675	25,025
Total	652,686	8,708	661,394	4,971	666,365	4,672	671,037	2,921	673,958	4,081	678,039	4,017	682,056	5,497	687,553
Acquired properties:
DSL	911,678	3,752	915,430	(20,750)	894,680	(11,475)	883,205	(1,024)	882,181	12,159	894,340	8,972	903,312	13,086	916,398
Fiber Optic	147,624	3,861	151,485	2,924	154,409	3,260	157,669	5,151	162,820	(4,863)	157,957	(4,856)	153,101	(3,054)	150,047
Wireless data customers	-	-	-	-	-	-	-	-	-	-	-	201	201	643	844
Total	1,059,302	7,613	1,066,915	(17,826)	1,049,089	(8,215)	1,040,874	4,127	1,045,001	7,296	1,052,297	4,317	1,056,614	10,675	1,067,289
Total HSI subscribers (1)	1,711,988	16,321	1,728,309	(12,855)	1,715,454	(3,543)	1,711,911	7,048	1,718,959	11,377	1,730,336	8,334	1,738,670	16,172	1,754,842

Video subscribers
Direct Broadcast Satellite (DBS)
Legacy Frontier	172,961	2,814	175,775	3,784	179,559	2,046	181,605	3,940	185,545	8,703	194,248	7,570	201,818	4,412	206,230
Acquired properties	201,439	5,392	206,831	916	207,747	6,129	213,876	8,068	221,944	17,888	239,832	13,910	253,742	7,829	261,571
Total DBS subscribers	374,400	8,206	382,606	4,700	387,306	8,175	395,481	12,008	407,489	26,591	434,080	21,480	455,560	12,241	467,801

Fiber optic - acquired properties	110,999	3,296	114,295	2,943	117,238	2,922	120,160	3,797	123,957	(11,633)	112,324	(13,666)	98,658	(9,907)	88,751
Total video subscribers	485,399	11,502	496,901	7,643	504,544	11,097	515,641	15,805	531,446	14,958	546,404	7,814	554,218	2,334	556,552

(1)				Revised from the previously disclosed amounts to include wireless data customers.

Frontier Communications Corporation
Pro Forma Combined Historical ARPU Support Data
for the Three Quarters Ended June 30, 2010
and
Actual Financial and Operating Data
for the Five Quarters Ended September 30, 2011

							Actual		Actual		Actual		Actual		Actual
	December 31,		March 31,		June 30,		September 30,		December 31,		March 31,		June 30,		September 30,
	2009	Var.	2010	Var.	2010	Var.	2010	Var.	2010	Var.	2011	Var.	2011	Var.	2011

Average monthly total revenue per access line
Legacy Frontier	$81.35	$1.16	$82.51	$0.71	$83.22	$0.67	$83.89	$(0.69)	$83.20	$2.06	$85.26	$(0.08)	$85.18	$0.04	$85.22
Acquired properties	$75.15	$1.25	$76.40	$(0.29)	$76.11	$(0.08)	$76.03	$(0.81)	$75.22	$0.55	$75.77	$0.55	$76.32	$(0.20)	$76.12
Total average monthly total revenue per access line	$75.83	$1.96	$77.79	$0.72	$78.51	$0.22	$78.73	$(0.75)	$77.98	$1.09	$79.07	$0.35	$79.42	$(0.20)	$79.22

Average monthly customer revenue (1) per access line
Legacy Frontier	$67.16	$1.26	$68.42	$1.85	$70.27	$0.33	$70.60	$(0.28)	$70.32	$1.52	$71.84	$0.43	$72.27	$0.34	$72.61
Acquired properties	$65.32	$1.93	$67.25	$1.06	$68.31	$0.29	$68.60	$(0.65)	$67.95	$0.01	$67.96	$0.72	$68.68	$0.11	$68.79
Total average monthly customer revenue (1) per
access line	$65.93	$1.72	$67.65	$1.33	$68.98	$0.31	$69.29	$(0.52)	$68.77	$0.54	$69.31	$0.63	$69.94	$0.20	$70.14

(1)				Customer revenue is defined as total revenue less regulatory revenue. Regulatory revenue includes switched access and subsidies.